EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Jul-05                                                         31-Jul-05

    Distribution Date:        BMW Vehicle Owner Trust 2002-A           Period #
    25-Aug-05                 ------------------------------                 39

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    Balances
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
                                                                               Initial               Period End
        Receivables                                                     $1,401,763,032                       $0
        Reserve Account                                                    $14,017,630              $10,513,223
        Yield Supplement Overcollateralization                              $6,397,885                 $615,514
        Class A-1 Notes                                                   $311,000,000                       $0
        Class A-2 Notes                                                   $358,426,000                       $0
        Class A-3 Notes                                                   $446,779,000                       $0
        Class A-4 Notes                                                   $251,253,000                       $0
        Class B Notes                                                      $27,907,000                       $0

    Current Collection Period
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        Beginning Receivables Outstanding                                 $148,373,765
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                     $0
                Receipts of Pre-Paid Principal                                      $0
                Liquidation Proceeds                                                $0
                Principal Balance Allocable to Gross Charge-offs                    $0
                Repurchase of Receivables                                 $148,373,765
            Total Receipts of Principal                                   $148,373,765

            Interest Distribution Amount
                Receipts of Interest                                          $760,698
                Servicer Advances                                                   $0
                Reimbursement of Previous Servicer Advances                         $0
                Accrued Interest on Purchased Receivables                           $0
                Recoveries                                                          $0
                Net Investment Earnings                                             $0
            Total Receipts of Interest                                        $760,698

            Release from Reserve Account                                            $0

        Total Distribution Amount                                         $149,134,463

        Ending Receivables Outstanding                                              $0

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $1,978,626
        Current Period Servicer Advance                                             $0
        Current Reimbursement of Previous Servicer Advance                          $0
        Ending Period Unreimbursed Previous Servicer Advances               $1,978,626

    Collection Account
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        Deposits to Collection Account                                    $149,134,463
        Withdrawals from Collection Account
            Servicing Fees                                                    $123,645
            Class A Noteholder Interest Distribution                          $445,183
            First Priority Principal Distribution                                   $0
            Class B Noteholder Interest Distribution                          $112,791
            Regular Principal Distribution                                $148,302,820
            Reserve Account Deposit                                                 $0
            Unpaid Trustee Fees                                                     $0
            Excess Funds Released to Depositor                                $150,024
        Total Distributions from Collection Account                       $149,134,463


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                            $0
            Release from Collection Account                                   $150,024
        Total Excess Funds Released to the Depositor                          $150,024

    Note Distribution Account
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        Amount Deposited from the Collection Account                      $148,860,794
        Amount Deposited from the Reserve Account                                   $0
        Amount Paid to Noteholders                                        $148,860,794

    Distributions
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        Monthly Principal Distributable Amount                         Current Payment     Ending Balance      Per $1,000     Factor
        Class A-1 Notes                                                             $0                 $0           $0.00      0.00%
        Class A-2 Notes                                                             $0                 $0           $0.00      0.00%
        Class A-3 Notes                                                             $0                 $0           $0.00      0.00%
        Class A-4 Notes                                                   $119,780,159                 $0         $476.73      0.00%
        Class B Notes                                                      $27,907,000                 $0       $1,000.00      0.00%

        Interest Distributable Amount                                  Current Payment         Per $1,000
        Class A-1 Notes                                                             $0              $0.00
        Class A-2 Notes                                                             $0              $0.00
        Class A-3 Notes                                                             $0              $0.00
        Class A-4 Notes                                                       $445,183              $1.77
        Class B Notes                                                         $112,791              $4.04



    Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover    Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-2 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-3 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-4 Interest Carryover Shortfall                                      $0                 $0              $0
        Class B Interest Carryover Shortfall                                        $0                 $0              $0


    Receivables Data
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                                                                      Beginning Period      Ending Period
        Number of Contracts                                                     18,196             17,457
        Weighted Average Remaining Term                                          17.00              16.11
        Weighted Average Annual Percentage Rate                                  6.32%              6.31%

        Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
            Current                                                       $118,749,980             87.92%
            1-29 days                                                      $12,668,642              9.38%
            30-59 days                                                      $2,768,318              2.05%
            60-89 days                                                        $350,344              0.26%
            90-119 days                                                       $148,260              0.11%
            120+ days                                                         $387,058              0.29%
            Total                                                         $135,072,602            100.00%
            Delinquent Receivables +30 days past due                        $3,653,979              2.71%


        Write-offs
            Gross Principal Write-Offs for Current Period                           $0
            Recoveries for Current Period                                           $0
            Net Write-Offs for Current Period                                       $0

            Cumulative Realized Losses                                      $7,499,528


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        Repossessions                                                    Dollar Amount              Units
            Beginning Period Repossessed Receivables Balance                  $193,236                 16
            Ending Period Repossessed Receivables Balance                           $0                  0
            Principal Balance of 90+ Day Repossessed Vehicles                       $0                  0



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                      $686,459
        Beginning Period Amount                                               $686,459
        Ending Period Required Amount                                         $615,514
        Current Period Release                                                 $70,944
        Ending Period Amount                                                  $615,514
        Next Distribution Date Required Amount                                $548,797

    Reserve Account
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        Beginning Period Required Amount                                   $10,513,223
        Beginning Period Amount                                            $10,513,223
        Net Investment Earnings                                                     $0
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                         $0
        Ending Period Required Amount                                      $10,513,223
        Ending Period Amount                                               $10,513,223

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